Lincoln Benefit Life Company
Lincoln Benefit Life Variable Life Account

Supplement, dated September 30, 2013 to
the Consultant VUL Variable Universal Life Prospectus

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable life policies ("Policies") issued by Lincoln Benefit Life Company.

Subject to a shareholder vote, effective October 30, 2013, the T. Rowe Price Equity Income Portfolio – I will change its objective from “The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies” to "The fund seeks a high level of dividend income and long-term capital growth primarily through investments in stocks."

Please keep this supplement for future reference together with your prospectus.